UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2025

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	“NFE”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02. Results of Operations and Financial Condition.

The unaudited condensed consolidated statements of cash flows and a narrative discussion and analysis of financial condition and results of operations of New Fortress Energy Inc. (the “Company”) for the three months ended March 31, 2025 are attached as Exhibit 99.1. Exhibit 99.1 is incorporated herein by reference.

The Company is furnishing the information in this Item 2.02 in order to maintain compliance with the reporting covenants under the Company’s various debt agreements. Under the Company’s debt agreements, the Company is required to provide the trustee, bondholders and lenders, as applicable, quarterly financial statements within the time period applicable to non-accelerated filers, subject to a cure period. As previously reported by the Company in its Notification of Late Filing on Form 12b-25, filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2025, the Company was unable to file its Quarterly Report on Form 10-Q for the period ended March 31, 2025 (the “Quarterly Report”) within the prescribed period or the grace period provided by Rule 12b-25 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is furnishing the information in this Item 2.02 in order to provide the trustee, bondholders and lenders, as applicable, the information required pursuant to the Company’s debt agreements prior to the expiration of the applicable cure period under such agreements. The Company’s unaudited condensed consolidated financial statements of operations and condensed consolidated balance sheets as of and for the three months ended March 31, 2025 were furnished to the SEC in a Current Report on Form 8-K on May 14, 2025.

Cautionary Note Regarding Financial Information

The financial results for the period ended March 31, 2025 and related comparisons to prior periods included in this Current Report on Form 8-K are based on information available to management as of the date of this Current Report on Form 8-K, have not been reviewed or audited by our independent registered accounting firm. Notwithstanding the foregoing, the Company does not expect these findings to result in any changes to the financial results in the Company’s previously reported financial statements or to impact the financial results in the Company’s unaudited financial statements for the period as of and ended March 31, 2025. The Company expects to file the Quarterly Report on Form 10-Q for the three months ended March 31, 2025 no later than June 27, 2025.

Forward Looking Statements

Any statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s previously reported financial statements and the expected timing of the filing of the Company’s Quarterly Report on Form 10-Q. Forward-looking statements generally are accompanied by words such as “may,” “will,” “anticipate,” “intend,” “expect” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and which could materially affect results. Forward-looking statements contained in this report are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Supplemental Disclosure for the Period as of and Ended March 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: June 18, 2025	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer